Acquisitions and divestitures	6 Months Ended
Jun. 30, 2021
Business Combination and Asset Acquisition [Abstract]
Acquisitions and divestitures	Acquisitions and divestitures
Acquisitions
Effective on January 12, 2021, we acquired 100% of weekengo GmbH ("Weekengo") shares for €6.7 million from former shareholders and the domain and related trademark for €0.7 million from a former shareholder, for an aggregate cash purchase price of €7.4 million of which €0.5 million are held in escrow to be released to the former shareholders one year after closing. Weekengo is a company based in Germany that operates the online travel search website “weekend.com”, which specializes in optimizing the delivery of search results for direct flights and hotel packages with a short-trip focus. A portion of the purchase consideration was paid in December 2020 as partial fulfillment of closing conditions amounting to €3.0 million. This amount was included in prepaid expenses and other current assets on the consolidated balance sheet as of December 31, 2020.
The acquisition was accounted for as a business combination using the acquisition method of accounting. Accordingly, we have allocated the consideration paid for Weekengo to the net tangible and identifiable intangible assets based on their estimated fair values. Our preliminary valuation of assets acquired and liabilities assumed, and the fair value of such amounts are included in the table below. Goodwill represents the excess of the purchase price over the fair value of the underlying net tangible and identifiable intangible assets.
The following table summarizes the acquisition date fair values of the assets acquired and liabilities assumed:

(in thousands)	January 12, 2021
Cash and cash equivalents	€85
Prepaid expenses and other current assets	54
Property and equipment, net	1,662
Goodwill	5,085
Intangible assets, net	675
Total Assets	7,561
Accounts payable	(121)
Other liabilities	(15)
Net assets acquired	€7,425

The Company applied variations of the cost approach to estimate the fair values of the acquired trademark and domain “WEEKEND.com”, recognized within intangible assets, of €0.7 million with an estimated useful life of 5 years, and capitalized software and software development costs, recognized within property and equipment, of €1.6 million with an estimated useful life of 3 years. The Company additionally recognized €0.3 million of deferred tax liabilities attributable to the fair value adjustment on capitalized software and software development costs, which are offset by acquired deferred tax assets.
The preliminary estimated fair values of the assets acquired and the liabilities assumed are determined based on currently available information. We are continuing to evaluate the underlying inputs and assumptions used in the valuations. Accordingly, these preliminary estimates are subject to change during the measurement period, which is up to one year from the date of the acquisition. A change in fair values of the assets acquired and the liabilities assumed would result in a corresponding change in the amount of goodwill resulting from the acquisition.
The goodwill balance of €5.1 million has been assigned to the Developed Europe and Americas segments in the amounts of €3.2 million and €1.9 million, respectively. The goodwill largely reflects our access to Weekengo’s development team and know-how, and expected synergies to strengthen our presence in the weekend getaway market. Goodwill is not expected to be deductible for tax purposes.
Revenues from Weekengo included in the Company's condensed consolidated statements of operations for the three and six months ended June 30, 2021 were €0.0 million and €0.0 million, respectively. Net loss from Weekengo included in the Company's condensed consolidated statements of operations for the same periods were €0.6 million and €1.2 million respectively. The Company did not incur material transaction costs with respect to the Weekengo acquisition during the three and six months ended June 30, 2021.
The following unaudited pro forma information reflects our consolidated results of operations as if the acquisition had occurred on January 1, 2020. The unaudited pro forma information is not necessarily indicative of the results of operations that we would have reported had the transaction actually occurred at the beginning of the period nor is it necessarily indicative of future results. The unaudited pro forma financial information does not reflect the impact of future events that may occur after the acquisition, including, but not limited to, anticipated costs savings from synergies or other operational improvements.

(in thousands, unaudited)	Three months ended June 30, 2020	Six months ended June 30, 2020
Revenue	€16,133	€156,263
Net loss	(20,639)	(235,340)

The unaudited pro forma financial information in the table above includes adjustments that are directly attributable to the business combination and are factually supportable. The pro forma financial information include adjustments of €0.1 million and €0.3 million for the three and six months ended June 30, 2021 related to application of the Company’s accounting policies, depreciation and amortization related to fair value adjustment on capitalized software and software development costs and recognition of the trademark and domain, and acquisition related transaction costs.

Divestitures
In December 2020, the Company entered into an agreement to sell its minority interest (49%) in myhotelshop GmbH ("myhotelshop") for a cash consideration of €70 thousand to the majority shareholder, who is not a related party to trivago. The transaction had not closed as of December 31, 2020 as there were still some outstanding closing conditions. However, due to imminent closing of the transaction, the Company recognized an impairment loss in 2020 to write down the equity method investment as of December 31, 2020 to the cash consideration value of €70 thousand. As a result of the closing of the sale on January 28, 2021, the remaining equity method investment of €70 thousand was derecognized on our condensed consolidated balance sheet with no further gain or loss recognized between the consideration and the carrying amount. As of the closing date, myhotelshop is no longer considered a related party.